Exhibit 32

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Annual Report of United Retail Group, Inc. (the “Company”) on Form 10-K for the period ended January 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Raphael Benaroya, Chief Executive Officer of the Company, and George R. Remeta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act, that based on our knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

(A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Commission or its staff upon request.)

/s/ RAPHAEL BENAROYA

Raphael Benaroya
Chief Executive Officer
April 27, 2006

/s/ GEORGE R. REMETA

George R. Remeta
Chief Financial Officer
April 27, 2006